                                                                    EXHIBIT 10.9

                         Concurrent Purchase Agreement

                         IMH Commercial Holdings, Inc.
                              ____________ Shares
                                  Common Stock
                                ($.01 par value)

                         Concurrent Purchase Agreement


                                                               _______ ___, 1997
______________
______________
______________


Ladies and Gentlemen:

     IMH Commercial Holdings, Inc., a Maryland corporation (the "Company"), proposes to offer up to 7,000,000 shares (the "ICH Shares") of Common Stock, $.01 par value per share (the "Common Stock"), of the Company, initially for subscription upon the exercise of the rights (the "Subscription Rights") evidenced by non-transferable subscription certificates to be issued by the Company to holders of shares of common stock and options to purchase shares of common stock of Imperial Credit Mortgage Holdings, Inc., of record at the close of business on _____________, June ___, 1997 (the "Record Date") (the "Subscription Offer"). The Subscription Rights will expire at 5:00 P.M., New York City time, on the day that is 21 days after the Company's Registration Statement is declared effective by the Securities and Exchange Commission, except that if such date is not a business day, the first business day immediately following such date (such date and time, the "Expiration Date"). Capitalized terms used herein and not defined herein shall have the meanings set forth in the Prospectus (as hereinafter defined).

     A REGISTRATION STATEMENT ON FORM S-11, AS AMENDED (THE "REGISTRATION STATEMENT"), RELATING TO THE COMPANY'S COMMON STOCK WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") ON APRIL 18, 1997. NO OFFER TO BUY SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE REGISTRATION STATEMENT HAS BECOME EFFECTIVE, AND ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE EFFECTIVE DATE.

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     1.   Purchase and Sale of Shares.
          ----------------------------

     (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to you, as a concurrent purchaser (the "Concurrent Purchaser") and the Concurrent Purchaser agrees to purchase from the Company, at the Subscription Price of $15.00 per share (resulting in gross proceeds of $____________ per share of the Company) up to $____________ or _____________ shares of the Common Stock of the Company, but not less than $_____________ or _____________ shares of the Common Stock of the Company (in either case, the "Concurrent Shares") which are available for issuance in accordance with the Offering (as defined below), with the actual amount of such Concurrent Shares (subject to the foregoing minimum and maximum amounts) being determined by the Company, subject to the consent of the Dealer Managers.

     (b) The Concurrent Purchaser and the Company acknowledge and agree that the Company has entered into, or contemplates entering into, one or more other Concurrent Purchase Agreements with certain other parties (collectively, the "Concurrent Purchasers") on terms substantially similar to this Agreement (the "Concurrent Offer"), except that they may provide for the purchase of a different maximum amount of Concurrent Shares in Section 2(a) and a different minimum amount (as set forth in Section 1(a)). The Subscription Offer and the Concurrent Offer are referred to collectively as the "Offering."

     (c) The Concurrent Purchaser acknowledges and agrees that pursuant to the Concurrent Purchase Agreements, Subscription Rights for the Minimum Concurrent Offer Amount or Subscription Rights for the Maximum Concurrent Offer Amount, including this Concurrent Purchaser, shall be sold in the Offering. The Offering is conditioned on a minimum of an aggregate of at least 2,600,000 shares are subscribed for pursuant to the Subscription Offer and/or the Concurrent Offer.

     2.   Limitations on Issuance of Concurrent Shares.
          ---------------------------------------------

     (a) Maximum Holding.  The Concurrent Purchaser acknowledges and agrees
         ---------------
that, not withstanding anything to the contrary herein contained or implied, the Company will not issue to the Concurrent Purchaser shares of the Company's Common Stock in an amount which, when aggregated with other shares of the Company's Common Stock owned, actually or constructively, by the Concurrent Purchaser, would exceed 9.8% of the outstanding shares of Common Stock, or violate any ownership limitation as set forth in the Company's Charter, upon completion of the Offering, including shares issued pursuant to the Concurrent Purchase Agreements.

     (b) Failure to Obtain Regulatory Approval.  The Concurrent Purchaser hereby
         -------------------------------------
acknowledges and agrees that the Company may decline to issue shares of Common Stock to the Concurrent Purchaser hereunder if, in the opinion of the Company, the Concurrent Purchaser is required to obtain prior clearance or approval of such purchase from any state or federal bank regulatory authority and if such approval or clearance has not been obtained or if satisfactory evidence thereof has not been presented to the Company prior to the expiration of the Offering.

     3.  The Closing.  As soon as practicable following its determination of the
         -----------
number of shares subscribed for pursuant to the Concurrent Offer, the Company shall notify the Concurrent Purchaser of the number of Concurrent Shares, if any, to be purchased by the Concurrent Purchaser pursuant to Sections 1(c) and 2(a). The delivery of and payment for the Concurrent Shares shall take place upon the initial settlement date of the shares of Common Stock pursuant to the Offering such time and date to be not more than ten (10) business days after the foregoing notification and to be specified therein (such time and date being referred to as the "Closing Time," the date of the Closing Time being referred to as the "Closing Date" and the consummation of the transaction being referred to as the "Closing").

     4.  Delivery of Concurrent Shares.  At the Closing, the Concurrent Shares
         -----------------------------
to be purchased by the Concurrent Purchaser hereunder, registered in the name of the Concurrent Purchaser or its nominee(s), as the Concurrent Purchaser may specify in writing at least three (3) days prior to the Closing Date, shall be delivered by or on behalf of the Company to the Concurrent Purchaser, for the Concurrent Purchaser's account, against delivery by the Concurrent Purchaser of the Subscription Price therefore in immediately available funds in the form of one or more federal funds checks or a wire transfer to an account designated by the Company.

     5.  Representations and Warranties.  The Company and the Concurrent
         ------------------------------
Purchaser hereby confirm their agreement as follows:

     (a) The Company represents and warrants to, and covenants with, the Concurrent Purchaser as follows:

          (i) The Company has filed a Registration Statement on Form S-11 with the SEC and all amendments thereto. Such Registration Statement as amended at the time it becomes effective (the "Effective Date"), including all exhibits and all documents incorporated therein by reference, is herein called the "Registration Statement." The prospectus filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the regulations promulgated thereunder ("Regulations") and which constitutes a part of the Registration Statement is herein called the "Prospectus."

          (ii) The Concurrent Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefore, will be duly and validly issued, fully paid and non-
          assessable.   The rights have been duly authorized by the Company, and
          when issued and delivered by the Company, will constitute valid and legally binding obligations of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to the safety and soundness of insured depository institutions as set forth in 12 U.S.C.
          (S) 1818(b).

          (iii) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company and this Agreement, when duly executed and delivered by the Concurrent Purchaser, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to general equity principles and to laws relating to the safety and soundness of insured depository institutions as set forth in 12 U.S.C.
          (S) 1818(b).

          (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, with corporate power and authority to perform its obligations under this Agreement.

          (v) At the time when the Registration Statement was declared effective by the SEC pursuant to the Securities Act and the Regulations and at the Closing Time, the Registration Statement and the Prospectus complied and will comply in all material respects with the requirements of the Securities Act, the Prospectus at the date hereof does not and at the Closing Time will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by the Concurrent Purchaser to the Company expressly for use therein.

          (vi) Neither the Company nor any of its direct subsidiaries that is considered to be a "significant subsidiary" within the meaning of the Regulations ("Subsidiary") is in violation of its charter or bylaws or in default under any agreement, indenture or instrument to which the Company or its Subsidiary is a party, the effect of which violation or default would be material to the business, properties, financial condition or results of operations of the Company and its Subsidiary, taken as a whole, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its Subsidiary pursuant to the terms of any agreement, indenture or instrument to which the Company or its Subsidiary is a party, or result in a violation of the charter or bylaws of the Company or its Subsidiary or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, its Subsidiary or any of their property; and, except as required by the Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state securities law, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, except as has been obtained or applied for as of the date hereof, and with respect to any approvals applied for, the Company has no reason to believe such approvals will not be granted or obtained.

          (vii) The SEC has not issued any order preventing or suspending the use of the Prospectus relating to the proposed offering of the Subscription Rights nor instituted or, to the knowledge of the Company, threatened to institute proceedings for that purpose.

          (viii) No consent, approval, authorization, order, registration or qualification of or with any government, governmental instrumentality or court is required for the performance by the Company of this Agreement or the issuance of the Subscription Rights (including the Concurrent Shares, if any), except such as (a) have been obtained on or before the date hereof or (b) if not required prior to the date hereof, will have been obtained on or before the Closing Date.

          (ix) The Company has applied to have the Shares approved for quotation on the AMEX and will use its best efforts to obtain such approval.

          (b) The Concurrent Purchaser represents and warrants to, and covenants with, the Company as follows:

          (i) If the Concurrent Purchaser is an individual, he or she has full power and authority to perform his or her obligations under this Agreement.

          (ii) If the Concurrent Purchaser is a corporation, the Concurrent Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of _____________, with corporate power and authority to perform its obligation under this Agreement.

          (iii) If the Concurrent Purchaser is a trust, the Trustee has been duly appointed as Trustee to the Concurrent Purchaser with full power and authority to act on behalf of the Concurrent Purchaser and to perform the obligations of the Concurrent Purchaser under this Agreement.

          (iv) If the Concurrent Purchaser is a partnership or limited liability company, the Concurrent Purchaser is a ______________, duly organized, validly existing and in good standing under the laws of ________________, with full power and authority to perform its obligations under this Agreement.

          (v) The Concurrent Purchaser has received from the Company and has reviewed carefully a copy of the Prospectus as amended to date as well as the documents incorporated therein by reference and the public documents filed in connection therewith, and except as set forth in this Agreement and in the Prospectus, the Concurrent Purchaser is not relying on any information other than information contained in this Agreement or the Prospectus.

          (vi) The Concurrent Purchaser is acquiring the Concurrent Shares pursuant to this Agreement for investment only and not with a view to any resale, distribution or other disposition thereof.

          (vii) The execution, delivery and performance of this Agreement by the Concurrent Purchaser and the consummation by the Concurrent Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of the Concurrent Purchaser; and this Agreement, when duly executed and delivered by the Concurrent Purchaser, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (viii) The Concurrent Purchaser is not insolvent and has access to sufficient cash funds to purchase the Concurrent Shares on the terms and conditions contained in this Agreement and will have such funds on the Closing Date. The Concurrent Purchaser has simultaneously with the execution and delivery of this Agreement or prior thereto provided the Company with evidence or substantiated that such Concurrent Purchaser has the financial means to satisfy the financial obligations under this Agreement and the foregoing evidence and substantiation is a true and accurate representation of such means.

          (ix) No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required in order for the Concurrent Purchaser to enter into this Agreement or purchase the Concurrent Shares.

          (x) The execution and delivery of this Agreement, the consummation by the Concurrent Purchaser of the transactions herein contemplated and the compliance by the Concurrent Purchaser with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Concurrent Purchaser is a party or by which any of the Concurrent Purchaser's properties or assets are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Concurrent Purchaser or any of the Concurrent Purchaser's properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Concurrent Purchaser of this Agreement or the consummation by the Concurrent Purchaser of the transactions contemplated by this Agreement.

          (xi) The Concurrent Purchaser has not entered into any contracts, arrangements, understandings or relationships (legal or otherwise) with any other person or persons with respect to the transactions contemplated by this Agreement or any securities of the Company, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies; and the Concurrent Purchaser does not own any securities of the Company which are pledged or otherwise subject to a contingency the occurrence of which would give another person voting power or investment power of such securities.

          (xii) The Concurrent Purchaser is not (a) a member of the National Association of Securities Dealers, Inc. ("NASD"), (b) an officer, director, general partner, employee or agent of any NASD member, (c) associated with any NASD member or (d) an immediate family member of any such person.

          6.  Conditions.  The respective obligations of the Company and the
              ----------
Concurrent Purchaser to purchase shares of Common Stock of the Company as set forth in this Agreement are subject to the following conditions:

          (a) No order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for such purpose shall be pending before or threatened by the SEC and any requests for additional information by the SEC (to be included in the Registration Statement, in the Prospectus or otherwise) shall have been complied with in all material respects.

          (b) The representations and warranties of the Company and the Concurrent Purchaser contained herein shall be true and correct in all material respects as of the Closing Date and the Company and the Concurrent Purchaser shall have performed all covenants and agreements herein required to be performed on its part at or prior to the Closing Date.

          (c) The Company shall have conducted the Offering substantially in the manner described in the Prospectus.

          (d) At least 2,600,000 shares must be sold pursuant to the Subscription Offer and/or the Concurrent Offer.

          (e) This Concurrent Purchase Agreement shall only become effective when the Company's Registration Statement on Form S-11 is declared effective by the Securities and Exchange Commission.

          7.   Termination.
               -----------

          (a) The Concurrent Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of trading in the Common Stock, the establishment of limited or minimum process for the Common Stock or a general suspension of trading in or the establishment of limited or minimum prices on any national securities exchange or the Nasdaq Stock Market, any banking moratorium, any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, (ii) under any circumstances which would result in the Concurrent Purchaser, individually or together with any other person or entity, being required to register as a depository institution holding company under federal or state laws or regulations, or to submit an application, or notice, to acquire or retain control of a depository institution or depository institution holding company, to a federal bank regulatory authority, or (iii) prior to the expiration of the Offering, if the Company experiences a material adverse change in its financial condition from its financial condition on March 31, 1997, except as specifically disclosed in the Prospectus.

          (b) In the event (x) the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its stockholders to go forward with the Offering or (y) consummation of the Offering is prohibited by law, rule or regulation and the Company terminates the Offering, in each case, the Company may terminate this Agreement without liability.

          (c) Either of the parties hereto may terminate this Agreement (i) if the transactions contemplated hereby are not consummated by August 30, 1997 through no fault of such party or (ii) in the event that the Securities and Exchange Commission has not declared effective the Company's Registration Statement on Form S-11 on or prior to July 1, 1997. In addition, this Agreement shall terminate upon mutual consent of the parties hereto.

          (d) The Company and the Concurrent Purchaser hereby agree that any termination of this Agreement pursuant to Section 7(a) (b) or (c), (other than termination by one party in the event of a breach of this Agreement by the other party or misrepresentation of any of the statements made hereby by the other party) shall be without liability of the Company or the Concurrent Purchaser.

          8.   Future Acquisitions.   The Concurrent Purchaser agrees that it
               -------------------
will not own, actually or constructively, shares of Common Stock in excess of 9.8% (in value or in number, whichever is more restrictive) of the outstanding shares of Common Stock, subject to certain specified exceptions set forth in the Company's Charter.

          9.  Continuing Provisions.  The representations and warranties of the
              ---------------------
Company and the Concurrent Purchaser set forth in this Agreement shall be true and correct in all material respects only as of the date of this Agreement and as of the Closing Date. All of the covenants, agreements and obligations of each of the Company and the Concurrent Purchaser required to be performed by the Closing Date shall have been duly performed and complied with by the Closing Date unless such performance shall have been waived in writing by the Company or the Concurrent Purchaser, as the case may be. The respective representatives, warranties, covenants, agreements and obligations of the parties to this Agreement shall survive the Closing Date.

          10.  Recapitalization, etc.  Other than as disclosed in the
               ---------------------
Prospectus, prior to Closing, the Company shall not split, combine, reclassify or repurchase any of its capital stock or declare or pay any extraordinary dividends on any of its capital stock.

          11.  Miscellaneous.  This Agreement is made solely for the benefit of
               -------------
the Concurrent Purchaser and the Company, and their respective personal representatives and successors, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

          12.  Assignment.  Neither the Company nor the Concurrent Purchaser may
               ----------
assign any of its rights under this Agreement without the prior written consent of the other party hereto.

          13.  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement and understanding between the Concurrent Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way affected or impaired thereby or under the laws of any other jurisdiction.

          14.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be an original, and all such counterparts together constitute but one and the same instrument.

          15.  Amendments.  This Agreement may not be amended, modified or
               ----------
changed, in whole or in part, except by an instrument in writing signed by the Company and the Concurrent Purchaser.

          16.  Notices.  Except as otherwise provided in this Agreement, and
               -------
unless otherwise notified by the respective addressee, all notices and communications hereunder shall be in writing and mailed or delivered by overnight courier or by facsimile or telephone if subsequently confirmed in writing to:

          If to the Company:    IMH Commercial Holdings, Inc.
                                20371 Irvine Avenue
                                Santa Ana Heights, CA 92707
                                Attention:  Richard J. Johnson
                                            Senior Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary
                                Telephone:  (714) 556-0122
                                Facsimile:   (714) 438-2150

          With a copy to:       Freshman, Marantz, Orlanski, Cooper & Klein
                                9100 Wilshire Boulevard, 8E
                                Beverly Hills, CA 90212
                                Attention:  Thomas J. Poletti
                                Telephone:  (310) 273-1870
                                Facsimile:   (310) 274-8357

          If to the Concurrent Purchaser:  [Address]

          17.  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of California, without regard to the conflict of laws rules thereof.

          18.  Business Day.  The term "business day" shall mean a day on which
               ------------
banking instructions are open generally in New York.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the Concurrent Purchaser and the Company has signed or caused to be signed its name as of the day and year first above written.

                             IMH COMMERCIAL HOLDINGS, INC.


                             By:_________________________________
                                Richard J. Johnson
                                Senior Vice President, Chief Financial Officer, Treasurer and Secretary



Agreed and Accepted as of the
_______ day of ____________, 1997:



                             CONCURRENT PURCHASER


                             By:_________________________________
                                Name:
                                Title: